Inventories	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventories

6. Inventories

Inventories consist of approximately 38% raw materials and supplies and 62% finished and semi-finished products at December 31, 2015 (40% and 60%, respectively, at December 31, 2014). Nucor’s manufacturing process consists of a continuous, vertically integrated process from which products are sold to customers at various stages throughout the process. Since most steel products can be classified as either finished or semi-finished products, these two categories of inventory are combined.

If the FIFO method of accounting had been used, inventories would have been $100.6 million higher at December 31, 2015 ($567.4 million higher at December 31, 2014). Use of the lower of cost or market method reduced inventories by $5.1 million at December 31, 2015 ($2.7 million at December 31, 2014).